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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 25, 2000


                       CHASE MORTGAGE FINANCE CORPORATION
                       ----------------------------------
                           (Exact Name of Registrant)

         Delaware                      333-56081                 52-1495132
----------------------------    -----------------------     --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


                343 Thornall Street, Edison, NJ             08837
                ----------------------------------------    ----------
                (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (732) 205-0600

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Item 5.  Other Events:


         On or about February 25, 2000, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1999-S1, Series 1999-S2, Series 1999-S3, Series 1999-S4, Series 1999-S5, Series 1999-S6, Series 1999-S7, Series 1999-S8, Series 1999-S9, Series 1999-S10, Series 1999-S11, Series 1999-S12, Series 1999-S13, Series 1999-S14, Series 1999-S15, Series 1999-AS1, Series 1999-AS2 and Series 2000-S1
contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the February 25, 2000 distribution



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 8, 2000

                                            THE CHASE MANHATTAN BANK,
                                            As Paying Agent,  on behalf of Chase
                                            Mortgage  Finance Corp.


                                            By:  /s/ Andrew M. Cooper
                                            -------------------------------
                                            Name:    Andrew M. Cooper
                                                     Title:   Trust Officer

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                                            INDEX TO EXHIBITS
                                            ----------------------------

Exhibit No.                                 Description
---------------                             -----------------
20.1                                        Monthly Reports with respect to the
                                            distribution to certificateholders
                                            on February 25, 2000.